1 Purchase of Remaining Share of the Houston Refinery August 17, 2006 Dan Smith President & Chief Executive Officer Exhibit 99.1

The statements in this presentation relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of management, and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, availability, cost and price volatility of raw materials and utilities; supply/demand balances; industry production capacities and operating rates; uncertainties associated with the U.S. and worldwide
economies;-legal,
tax and environmental
proceedings;-cyclical
nature of the chemical and refining industries; operating interruptions; current and potential governmental regulatory actions; terrorist acts;
international-political
unrest; competitive products and pricing; risks of
doing business outside of the U.S.; access to capital markets; technological developments;-Lyondell’s
ability to implement its
business-strategies,
including whether the expected benefits of Lyondell’s
acquisition of CITGO’s interests in LCR are achieved to the extent and in the time period anticipated; and
other risk factors. Additional factors that could cause results to differ-materially
from those
described-in
the forward-looking statements can be found in the Lyondell, Equistar and Millennium Annual Reports on
Form 10-K for the year ended December 31, 2005, Quarterly Reports on Form 10-Q for the quarter ended
March 31, 2006, and Quarterly Reports on Form 10-Q for the quarter ended June 30, 2006.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.
Safe Harbor Language

3 Houston Refinery Acquisition Agenda Transaction Summary Impact Of Acquisition And Supply Contract Refining And Crude Oil Fundamentals Houston Refinery Specific Opportunities

The Houston Refinery Transaction
Acquire CITGO’s 41.25% Share of Houston Refinery
Transaction - ~$2.0 B
CITGO share of bank debt - $183MM
Market Based Crude Supply Contract
Cancel existing contract
New 230 MB/D of Venezuelan heavy crude contract
5 year
Lyondell To Market Refined Products

Long-Term Bank Financing Is In Place
Finance At The Lyondell Level
No debt at Houston Refinery
Transaction Financing
7-year term loan for $2.65 B from JPMorgan
Pricing:  Libor + 200 bp
$800 MM 5-year revolver - Lyondell and Houston Refinery

The Transaction Offers Significant Value
Unlocks Value Of Existing CSA Contract
Transaction Multiple Favorable To:
Refining trading multiples
Lyondell trading multiple
Significant Earnings and Cash Flow Accretion
Diversifies cash flows across cycle
Strong Industry Fundamentals
Attractive margins
Heavy, sour crude refineries differentially advantaged
Refining cycle longevity
Houston Refinery Is Well Positioned
Houston Ship Channel location
Recent investment improves future results
Investment cycle near completion
Lyondell and Houston Refinery Are Synergistic

Attributes Of Houston Refinery
268 MB/D Crude Capacity
100% extra heavy crude capability
Full Conversion Refinery
Approximately a 2-1-1 refinery yield
120 MB/D Gasoline
95 MB/D Distillate
25 MB/D Jet Fuel
Houston Ship Channel Location
Major pipeline access
Private dock and Gulf of Mexico access
Recent Capital Investments
Substantial modernization of most key refining units
Tier II Gasoline & ULS Diesel – 2006
Fluid Unit Upgrade and NO
X
Compliance – Early 2007

8 Impact Of The Acquisition And Supply Contract 8/17/2006

The Transaction is Accretive
(1
st
Half 2006 pro forma, annualized)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$/Share
$605 $165 $215 $225 Contribution
to LYO Net
Income, MM$
New New New CSA Contract
100% 41.25% 58.75% 58.75% Ownership
Contribution To Lyondell EPS

Transaction Completed At Favorable Multiple
$2.12 B $2.12 B
Transaction Price
2
Combined
58.75%
Share
41.25%
Share ($MM except as noted)
2.4x 3.8x EBITDA Multiple
$1338 $786 $ 552
Annualized EBITDA-Pro forma
1
$774 $455 $ 319 Annualized EBITDA-Historical
1
1
Based on YTD 2006 actual results and pro forma
EBITDA  annualized
2
Includes assumption of 41.25% of existing LCR
debt

11 Unlocks The Value Of The Refinery: Q2 Is A Good Example $0 $50 $100 $150 $200 $250 $300 $350 CITGO’s 41.25% $6.75 crude differential CSA less Maya Q2 2006 Operating Income, 58.75% $MM

On Average, CSA Contract Crude Cost Has
Exceeded Maya Crude By $6/bbl During 2005/06
$0
$2
$4
$6
$8
$10
$12
$14
2005 Q1 2005 Q2 2005 Q3 2005 Q4 2006 Q1 2006 Q2
Source:   Lyondell
CSA Price Less
Maya Crude
$1/bbl Equates to ~$85MM/yr

Underlying Performance Of The Houston Refinery
Meets or Exceeds Independent Refiners
$0
$2
$4
$6
$8
$10
$12
$14
$16
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Valero Tesoro
Houston Ref Actual Houston Ref @ Maya Price
Source:  Published Financial Reports

Favorable Acquisition Price
(1) Based on publicly reported information for Valero, Sunoco, Tesoro, Frontier,
Holly, Alon USA, Western Refining and Giant
(2) Based on 2006 IBES Consensus estimates
Independent Refiners
(1)
EBITDA
(2)
Multiple
Crude Capacity,
$/bbl
Nelson Complexity,
$/bbl capacity
Replacement
Cost, %
     - Average 5.3 x $18,300 $2,000 125%
     - Range 3.6 - 7.3 $9,400 - 31,500 $1,150 - 3,150 70 - 200%
• Transaction EBITDA multiple is less than independent refiners’ trading multiples
• Transaction capacity metrics are in-line but don’t fully reflect the profitability:
• Crude Capacity - $19,200/bbl
• Nelson Complexity - $1,600/bbl

15 Coverage Ratios Are Not Significantly Impacted By The Transaction Lyondell Ratios Post Acquisition Lyondell Ratios Debt / EBITDA 2.3x 2.3x EBITDA / Interest 5.1x 5.2x

16 Refining and Crude Oil Fundamentals

Gasoline Demand (MB/D)
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

LYONDELL

17 U.S. Gasoline Demand Has Grown Steadily Over The Past 15 Years – 600 MB/D Since 2000 Source: EIA 6,500 7,000 7,500 8,000 8,500 9,000 9,500

0
0.5
1
1.5
2
2004 Gasoline Supply
U.S. Refineries (83%)
Imports (10%)
MTBE & NGLs (4.5%)
Ethanol
(2.5%)
Since 1990, Only 60% of U.S. Gasoline Growth
Was Met By U.S. Refineries
(MM B/D)
U.S.
Refineries
Imports
MTBE &
NGLs
Ethanol
Data Source: EIA , Lyondell

Spare Refining Capacity
Refining / Marketing Profitability
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005

LYONDELL

Global Refining Is Essentially Sold Out At
90 Percent Utilization
Data Source: Chemical Data, BP, EIA
0%
5%
10%
15%
20%
25%
30%
35%
0
5
10
15
20
25
30
35
(¢/gal)
Profitability
U.S. Refinery
Spare Capacity

65
75
85
95
105
2001 2003 2005 2007 2009 2011
50
60
70
80
90
100
Global Refining Is Forecast To Remain At High
Operating Rates While U.S. Operates At Capacity
Sources: IEA, BP, Morgan Stanley
Global Refining Supply/Demand
U.S. Operating Rate
Global Operating
Rate
Demand

A Ten-Year Forecast Of Global Supply/Demand
Growth Indicates A Continued Tight Balance
Source:  Wood Mackenzie
0%
20%
40%
60%
80%
100%
High Medium Low
Wood Mackenzie’s View of Global Refining Supply/Demand
Probability-Adjusted
Supply Analysis
2005-15 Supply/Demand
Growth
Crude
Demand
Growth
Expansions
Announced
Refining
Additions
Grassroots
Grassroots
Expansions
0
2
4
6
8
10
12
14
16
18
20

Regional Investment Focus Is Similar To Chemicals –
North America Is Likely To Remain A Significant Importer
Most Likely Regional Refining Capacity Additions 2005-2015
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Asia Pacific, ME &
Africa
North & South
America
Europe
Expansions Grassroots
Source:  Wood Mackenzie

Both Crude Reserves And Refining Capabilities
Favor Heavy Sour Crude Refiners
19%
65%
16%
Source: Oil & Gas Journal
35%
53%
12%
Sweet
Sweet
Lt / Med Sour
Lt / Med Sour
Heavy Sour
Heavy Sour
Global Crude Reserves
Refining Capacity

24 Refining Margins and Heavy/Light Spreads Reflect The Situation Refining Spreads Source: Platts 0 5 10 15 20 WTI 2-1-1 Spread WTI - Maya Spread 2002 2003 2004 2005 June '06 YTD

Already Strong Gulf Coast Coking Margins
Have Increased
$0
$5
$10
$15
$20
$25
$30
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June
2005
2006
USGC Cash
(1)
Refining Margin
(1) Muse Stancil Gulf Coast Coking Cash Margin

$/bbl
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09

26 The Forward Curve Indicates Continued Strength And The WTI Spread Alone Supports The Refinery Economics WTI 2-1-1 Crack Spread $0 $5 $10 $15 $20 $25 $30 Source: Morgan Stanley

Not Likely That Refining Margins Will Revert To
Early 2000 Values In The Next 5 Years
Environmental Laws
Sulfur
NOx / VOC emissions
Permitting
Capital Cost Increases
Construction Schedules
Demand In Developing Economies
Nature Of New Crude Supply Vs. Existing Refining Capacity
Heavy, sour vs. light, sweet

28 Houston Refinery Specific Opportunities

Lyondell Is Not A Newcomer To The Fuels Markets
Lyondell
Houston
Refinery
Crude = 268 MB/D
Gasoline Comp = 20 MB/D
Olefins Feed = 360 MB/D
Butanes = 60 MB/D
Purchases
Sales
Gasoline Comp = 115 MB/D
Fuel Oils = 7 MB/D
Gasoline = 125 MB/D
Diesel = 95 MB/D
Jet Fuel = 25 MB/D
$8.1 B/year (ex LCR) $3.2 B/year (ex LCR)

Multiple Upgrades Make The Houston Refinery
One Of The Most Modern In The U.S.
2004 / 2005
2005 / 2006
2006
2001 / 2005
2001
2005 / 2006
2001 / 2005
1976 / 1997
1956 / 2006
1972
1969 / 1997
1953
1961 / 1997
1961 / 1997
970 LTPD
304
34
98
97
182
268
3
9
1
2
1
3
3
Sulfur
Hydrotreating
(1)
Reforming
Coking
Catalytic Cracker
Vacuum
Crude
Last Modified Year Built
Capacity
(MBPD)
Number of
Units
Refinery
Units
Note: (1) New SCANfining unit to add 70MBPSD capacity by the end of 2006.

Houston Refinery Operations Have Demonstrated
Strong Performance And Steady Improvement
65
70
75
80
85
90
2000 2001 2002 2003 2004 2005 2006
LCR Industry Avg
()
Notes: (1) Utilization is defined as the capacity used (or utilized) divided by the total capacity, expressed as a percent. 2001, 2003 and 2005 figures are LCR calculations of Solomon Data.
(2) 2001 was a major turnaround year. 2005 was impacted by a major turnaround, coker upset, third party force majeure and Hurricane Rita related issues.
0.00
0.50
1.00
1.50
2.00
2.50
3.00
1998 1999 2000 2001 2002 2003 2004 2005 2006
YTD
Recordable Injuries NPRA Gulf Coast Average
Recordable Injury Rate
Solomon Utilization
(1)(2)
Base Support & Environmental Capital, $/yr
0
50
100
150
200
250
2001 to '04 2005 to '06 2007 to '10
(est.)
100
105
110
115
Crude FCCU Cokers
Maximum Sustained Monthly Rates

Recent Capital Expenditures And Synergies With
Lyondell Expected To Add Significant Value
Recent Capital Programs Are Expected To Add ~$100 MM/yr
Fluid unit upgrade
Heavy pyrolysis gasoline hydrotreating
Ultra low sulfur diesel
Tier 2 gasoline
Over Time, Synergies With Lyondell Can Add $50+ MM/yr
Product optimization / DIB blending
Capital optimization
Raw materials
Logistics
Purchasing

The Transaction Offers Significant Value
Unlocks Value Of Existing CSA Contract
Transaction Multiple Favorable To:
Refining trading multiples
Lyondell trading multiple
Significant Earnings and Cash Flow Accretion
Diversifies cash flows across cycle
Strong Industry Fundamentals
Attractive margins
Heavy, sour crude refineries differentially advantaged
Refining cycle longevity
Houston Refinery Is Well Positioned
Houston Ship Channel location
Recent investment improves future results
Investment cycle near completion
Lyondell and Houston Refinery Are Synergistic

(Millions of dollars)
LCR six months ended June 30, 2006 historical basis:
Net Income 294 $
Interest 23
Depreciation and amortization 62
Taxes¹
8
LCR six months ended June 30, 2006 EBITDA
387
LCR annualized EBITDA (six months ended June 30, 2006 EBITDA X 2)
774 $
LCR six months ended June 30, 2006 annualized pro forma basis:
LCR six months ended June 30, 2006 EBITDA 387 $
Pro forma adjustment to crude costs 282
LCR Pro forma six months ended June 30, 2006 EBITDA
669
LCR Pro forma annualized EBITDA (six months ended June 30, 2006 EBITDA X 2)
1,338 $
1 As a partnership, LCR is not subject to federal income taxes.  Amount includes 2006 effect of Texas state income tax.
LYONDELL-CITGO Refining LP
Annualized Historical and Pro Forma EBITDA
Reconciliation of Historical Six Months Net Income to

(Millions of dollars)
Transaction Price
Pro forma purchase price 1,899 $
CITGO share of long-term debt ($444 million x 41.25%) 183
CITGO owner loans 40
Transaction price including debt repaid 2,122 $
Combined Citgo Lyondell
Amounts 41.25% 58.75%
LCR annualized EBITDA - Historical (six months ended June 30, 2006 X 2)
774 $       319 $       455 $
LCR annualized EBITDA - Pro forma (six months ended June 30, 2006 X 2) 1,338 552 $       786 $
Lyondell Incremental EBITDA ($1,338 less $455)
883
EBITDA Multiples:
Transaction price including debt repaid 2,122 $
divided by: Citgo 41.25% LCR annualized EBITDA - Pro forma 552
Citgo share EBITDA multiple 3.8
Transaction price including debt repaid 2,122 $
divided by: Lyondell incremental EBITDA 883
Multiple of transaction price as a ratio to Lyondell Incremental EBITDA 2.4
LYONDELL-CITGO Refining LP
Annualized EBITDA Multiples
Reconciliation of Historical and Pro forma EBITDA to

Historical Pro Forma
(Millions of dollars) Ratios Ratios
Debt/EBITDA calculation:
Debt $5,836 $8,345
divided by: Annualized EBITDA (six months ended June 30, 2006 EBITDA X 2) 2,568 3,662
Ratio of Debt to EBITDA
1
2.3 2.3
EBITDA/Interest calculation:
Annualized EBITDA (six months ended June 30, 2006 EBITDA X 2) $2,568 $3,662 divided by: Interest expense, net (six months ended June 30, 2006  X 2,
Historical $253 X 2 = $506, Pro forma $353 X 2 = $706) 506 706
Ratio of EBITDA to Interest
1
5.1 5.2
Reconciliation of historical and pro forma
EBITDA to historical and pro forma Net Income: Historical Pro Forma
EBITDA six months ended June 30, 2006 $1,284 $1,831
Less: Depreciation and amortization (362) (454)
Interest expense, net (253) (353)
Provision for income taxes (276) (386)
Distributions from equity investments (122) -
Subtotal (1,013) (1,193)
Add: Income from equity investments 179 2
Net Income six months ended June 30, 2006 $450 $640
1 Coverage ratios above are based on EBITDA as presented and not on Adjusted EBITDA per Lyondell's Credit Agreement.
LYONDELL CHEMICAL COMPANY
Reconciliation of Historical and Pro forma Information to
Annualized Coverage Ratios

Contributions to Lyondell EPS
Six Months
(Millions of dollars) Ended Annualized
June 30, Annualized After Tax Percent Annualized Diluted
2006 Amount Amount Interest Contribution Shares EPS
( X 2) ( X .65)
LCR net income $294 $588 $382 58.75% $225 259.7 $0.86
Pro forma benefit of market based crude oil contract 282 564 367 58.75%
215
259.7
0.83
Acquire CITGO share:
LCR net income 294 588 382 41.25% 158 259.7
Incremental impact of crude at market 282 564 367 41.25% 151 259.7
309 259.7 1.19
Additional pro forma depreciation as a result of the acquisition (30) (60) (39) 100.00% (39) 165 0.64
Additional pro forma interest as a result of the acquisition (77) (154) (100) 100.00% (100)
Elimination of accretion of Lyondell's equity investment
in LCR up to its underlying equity in LCR's net assets (4) (8) (5) 100.00% (5)
(144) 259.7 (0.55)
Total Contribution to Lyondell Net Income $605 $2.33